Exhibit 10.13

ACTION BY UNANIMOUS WRITTEN
CONSENT OF DIRECTORS IN LIEU
OF MEETING OF BOARD OF DIRECTORS
OF THE PEAK TECHNOLOGIES GROUP, INC.

The undersigned, being all of the directors of The Peak Technologies Group, Inc., a Delaware corporation (the "Corporation"), acting pursuant to Section 13 of the Company's By-laws and Section 141 (i) of the
General Corporation Law of the State of Delaware, hereby consent to the adoption of the following with the same force and effect as if the were approved and adopted as a duly constituted meeting of the directors of the Corporation.

Creation of an Executive Severance Plan.

WHEREAS, the Board has adequately discussed the proposal to provide individual severance agreements for certain executives, officers, directors and senior managers (the "Executives") of the Company that would provide various benefits if the Executive's employment were to be terminated after a change in control of the Company; and,

WHEREAS, the Board has recognized, as is the case with many publicly-held corporations, that the possibility of a change in control of the Company exists, and that the uncertainty and questions that such a possibility may generate may result in the resignation or distraction of the Executives to the detriment of the Company and its stockholders; and,

WHEREAS, the Board believes that it is essential to the best interests of the Company and its stockholders to foster the continuous employment of the Executives; and,

WHEREAS, the Board has explored, with the assistance of independent legal counsel, steps that are appropriate in order to reinforce and encourage the continued attention and dedication of the Executives to their assigned duties without distraction in the face of potentially disturbing circumstances arising from a possible change in control; and,

WHEREAS, the Board believes that the proposal will preserve the interests of stockholders by providing certain financial protections for the Executives who represent important assets of the business, thus allowing management objectivity and continuity of operations in the event of, and after, a change in control.

RESOLVED, that all of the Executives designated by the Chairman, as set forth below, shall be given Severance Agreements with the Company pursuant to which they will be provided post-employment payments in the event of a change of control of the Company, as described in the Severance Agreements, and calculated on the basis of: (i) three (3) years for the Chief Executive Officer and Chief Financial Officer, (ii) two (2) years each for the Vice Presidents of Americas, Europe, Operations, Administration, Finance/Controller; (iii) one (1) year each for the Executives who are not officers, the President of Telpar, Inc., and Level 16 Directors and Managers; and, (iv) six (6) months each for the Directors and Managers in Level 15; and otherwise on substantially the terms of the forms of agreement attached hereto and made a part hereof.

RESOLVED, FURTHER, that the Board hereby directs the Officers of the Corporation, in the name of the Corporation, to do all things, including executing all documents which they deem necessary or appropriate and proper, acting on advice of counsel, to effect the Severance Agreements; and,

RESOLVED, FURTHER, that either or both, Nicholas R. H. Toms and
Edward A. Stevens (collectively the "Authorized Officers"), are authorized on behalf of the Corporation to execute and deliver the Severance Agreements substantially in the form appended hereto, with such changes form the as the Authorized Officer of Officers may approve, such approval to be conclusively evidenced by their execution and delivery thereto and to execute and deliver all other agreements contemplated by the Severance Agreements.

IN WITNESS WHEREOF, each of the undersigned has executed this Unanimous Written Consent as of December 18, 1996.

/s/ Nicholas R. H. Toms
--------------------------------------------
Nicholas R. H. Toms

/s/ John R. Coutts
-------------------------------------------
John R. Coutts

/s/ Gregory N. Thomas
-------------------------------------------
Gregory N. Thomas

/s/ Edward A. Stevens
------------------------------------------
Edward A. Stevens

/s/ Herbert W. Marache, Jr.,
------------------------------------------
Herbert W. Marache, Jr.,


The top five executive compensation agreements are listed below:


	SEVERANCE AGREEMENT I

		THIS SEVERANCE AGREEMENT, dated as of
December 13, 1996 (this "Agreement"), is made by and between The Peak Technologies Group, Inc., a Delaware corporation, having its principal offices at 9200 Berger Road, Columbia, Maryland 21046 (the
"Company"), and Nicholas R. H. Toms, residing in the state of New York, (the "Executive").

		WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key executive management personnel; and

		WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined in Section
1.3 below) of the Company exists from time to time and that such possibility, and the uncertainty, instability and questions which it may raise for and among key executive management personnel, may result in the premature departure or significant distraction of such management personnel to the material detriment of the Company and its shareholders; and

		WHEREAS, the Board has determined that appropriate steps should be taken to reinforce, focus and encourage the continued attention and dedication of key members of the executive management of the Company and its subsidiaries, including (without limitation) the Executive, to their assigned duties without distraction in the face of potentially disturbing or unsettling circumstances arising from the possibility of a Change in Control of the Company;

		NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

	1.	Definitions.  For purposes of this Agreement, the
following terms shall have the meanings set forth below:

		1.1	"Annual Base Salary" shall mean the Executive's
rate of regular basic annual compensation prior to any reduction under a salary reduction agreement pursuant to section 401(k) or section 125 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and shall not include (without limitation) cost of living allowances, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

		1.2	"Cause" for termination by the Company of the
Executive's employment, after any Change in Control, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may reasonably be defined from time to time by the Board (or a duly designated and authorized committee thereof), or to abide by the reasonable written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by the Executive for Good Reason pursuant to Section 7.1) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or has not abided by any reasonable written policies, or
(ii) the continued and willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company or its subsidiaries. For purposes of this definition, any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Board, the Company's chief executive officer, or other duly authorized senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company and its subsidiaries. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice of any such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

		1.3	"Change in Control" shall mean and be deemed to
have occurred if:

			(i)  any Person is or becomes the Beneficial
Owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or there occurs any transaction which the Company is required to disclose pursuant to Item 1(a) of Form 8-K (as filed pursuant to Rule 13a-11 or Rule 15d-11 of the Exchange Act); or

			(ii)  during any period of twenty-four (24)
consecutive months (not including any period prior to May 1, 1996), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),(iii) or (iv) of this definition or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

			(iii) the shareholders of the Company approve a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were Beneficial Owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more then fifty-five percent (55%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's securities; or

			(iv)  the shareholders of the Company approve
(a) the sale or disposition by the Company (other than to a subsidiary of the Company) of all or substantially all of the assets of the Company, or
(b) a complete liquidation or dissolution of the Company.

		Notwithstanding the foregoing, a Change in Control shall not include any event, circumstance or transaction which results from the action (excluding the Executive's employment activities with the Company or any of its subsidiaries) of any Person or group of Persons which includes, is directly affiliated with or is wholly or partly controlled by one or more executive officers of the Company.

		1.4	"Company" shall mean The Peak Technologies
Group, Inc. and any successor to its business and/or assets which assumes (either expressly, by operation of law or otherwise) and/or agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 1.3 hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

		1.5	"Disability" shall mean and be deemed the reason
for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, (i) the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, (ii) the Company gives the Executive a Notice of Termination for Disability, and (iii) within thirty (30) days after such Notice of Termination is given, the Executive does not return to the full-time performance of the Executive's duties.

		1.6	"Good Reason" for termination by the Executive
of the Executive's employment in connection with or as a result of any Change in Control, shall mean the occurrence (without the Executive's prior express written consent) of any one of the following acts, or failures to act, unless, in the case of any act or failure to act described in clauses
(i), (iv), (v) or (vi) below, such act or failure to act is corrected by the Company prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

			(i) the assignment to the Executive of any duties or responsibilities inconsistent with those described in Section 3.2 below or with the Executive's position(s) (including without limitation status, offices, titles, and reporting responsibilities/rights) as an executive officer of the Company and its subsidiaries or a substantial adverse alteration of the Executive's position or title(s) with the Company or in the nature of the Executive's authority, duties, or responsibilities from those described in Section 3.2 below or otherwise;

			(ii) a reduction in the Executive's Annual Base Salary as in effect on the date of this Agreement or as the same may be increased at any time thereafter and from time to time;

			(iii) the relocation of the Company's principal executive offices where the Executive works to a location more than thirty
(30) miles from its location on the date of this Agreement, or, if different, more than thirty (30) miles from where such offices are located immediately prior to any Potential Change in Control, or the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations as of the date of this Agreement;

			(iv) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

			(v) the failure by the Company or a subsidiary to continue in effect any pension benefit or incentive or deferred compensation plan in which the Executive participates immediately prior to any Potential Change in Control which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or arrangement) has been made with respect to such plan, or the failure by the Company or a subsidiary to continue the Executive's participation therein (or in such substitute or alternative plan or arrangement) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed at the time of the Potential Change in Control;

			(vi) the failure by the Company or a subsidiary to continue to provide the Executive with health and welfare benefits substantially similar to those enjoyed by the Executive under any of the Company's or a subsidiary's retirement, life insurance, medical, health and accident, or disability or similar plans in which the Executive was participating at the time of any Potential Change in Control, the taking of any action by the Company or a subsidiary which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Potential Change in Control, or the failure by the Company or a subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Company's or a subsidiary's normal vacation policy in effect at the time of the Potential Change in Control;

			(vii)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1; and/or

			(viii) a termination by the Executive for any reason during the thirty (30) day period immediately following the first anniversary of any Change in Control.

		1.7	"Person" shall have the meaning ascribed thereto
in Section 3(a)(9) of the Exchange Act, as modified, applied and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries (in its capacity as such), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same character and proportions as their ownership of stock of the Company.

		1.8	"Potential Change in Control" shall mean and be
deemed to have occurred if:

			(i)  the Company commences negotiations in
respect of or enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

			(ii)  the Company or any Person publicly
announces an intention to take actions which, if consummated, would constitute a Change in Control; and/or

			(iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by five (5) percentage points or more over the percentage so owned by such Person on May 1, 1996.

	2.	Term of this Agreement.  This Agreement shall
commence on the date hereof and shall continue in effect through December 31, 1999; provided, however, that commencing on January 1, 1999 and each alternate January 1 thereafter, the term of this Agreement shall automatically be extended for an additional two years unless, (i) not later than June 30 of the calendar year preceding any such January 1st, the Company or the Executive shall have given written notice to the other not to extend this Agreement or (ii) a Change in Control shall have occurred prior to any such January 1; provided, further, however, that if a Change in Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six (36) full months beyond the month in which such Change in Control occurred (the "Term").

	3.	Company's Covenants.

		3.1	Severance Payments.  In order to induce the
Executive to remain in the employ of the Company and/or one or more of its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 below, the Company agrees, under the terms and conditions described herein and in addition to the amounts payable to the Executive under Section 5 below, to pay the Executive the "Severance Payments" described in Section 6.1 below and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated under the circumstances set forth in Section 6.1 below.

		3.2	Position and Duties.  During the period
commencing on the date of any Change in Control until the earliest to occur of (i) the date which is thirty-six (36) months from the date of any such Change in Control, (ii) the date of termination by the Executive of the Executive's employment for any reason, or (iii) the termination by the Company of the Executive's employment for any reason (the
"Employment Period"), (a) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control, and (b) the Executive's services shall be performed at the location where the Executive was employed immediately preceding any such Potential Change in Control, or any office or location less than thirty (30) miles from such location.

		3.3	Base Salary.  During the Employment Period, the
Executive shall receive Annual Base Salary at least equal to twelve (12) times the highest monthly base salary paid or payable, including (without limitation) any base salary which has been earned but deferred, to the Executive by the Company and its affiliated companies in respect of any month in the twelve (12) month period immediately preceding the month in which any related Potential Change in Control occurs. In addition, Annual Base Salary shall not be reduced after the occurrence of a Potential Change in Control. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

		3.4	Annual Bonus.  In addition to Annual Base
Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's highest bonus paid or awarded for the last three (3) full fiscal years prior to the fiscal year in which the related Potential Change in Control occurs (annualized in the event that the Executive was not employed by the Company for the whole of any such prior fiscal year). Each Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

		3.5	Incentive, Savings and Retirement Plans.  During
the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
(measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.6	Welfare Benefit Plans.  During the Employment
Period, the Executive and/or the Executive's family, as the case may be, shall be entitled to participate in and shall receive all benefits under all of the health and welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.7	Expenses.  During the Employment Period, the
Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related
Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.8	Fringe Benefits.  During the Employment Period,
the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and, if applicable, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.9	Office and Support Staff.  During the
Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.10	Vacation.  During the Employment Period, the
Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

	4.	The Executive's Covenants.

		4.1	Employment.  The Executive agrees that, subject
to the terms and conditions of this Agreement, in the event of a Change in Control during the Term the Executive will remain in the employ of the Company during any related Employment Period.

		4.2	Time and Attention.  During the Employment
Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities and duties assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities and duties. During the Employment Period it shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to any Potential Change in Control, the reinstatement or continued conduct of such activities (or the reinstatement or conduct of activities similar in nature and scope thereto) subsequent to any related Potential Change in Control shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

		4.3	Confidential Information.  The Executive shall
hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by direct or indirect acts by the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event, however, shall an asserted violation of the provisions of this Section 4.3 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

	5.	Compensation Other Than Severance Payments.

		5.1	Disability.  Following a Potential Change in
Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such disability period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such disability period, until the Executive's employment is terminated by the Company for Disability.

		5.2	Base Salary.  If the Executive's employment shall
be terminated for any reason following a Potential Change in Control and during the Term, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination (as defined below in Section 7.2) at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

		5.3	Benefits.  If the Executive's employment shall be
terminated for any reason following a Potential Change in Control and during the Term, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

	6.	Severance Payments.

		6.1	Severance.  The Company shall pay the
Executive the payments described in this Section 6.1 (the "Severance Payments") upon the termination of the Executive's employment with the Company following a Change in Control and during the Term, in addition to the payments and benefits described in Section 5 hereof, unless such termination is (i) by the Company for Cause, or (ii) by the Executive without Good Reason, or (iii) due to death or Disability. In addition, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason (a) if the Executive reasonably demonstrates that the Executive's employment was terminated prior to a Change in Control without Cause (1) at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control (or who has taken other steps reasonably calculated to effect a Change in Control) or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, (b) if the Executive terminates his employment for Good Reason prior to a Change in Control and the Executive reasonably demonstrates that the circumstance(s) or event(s) which constitute such Good Reason occurred
(1) at the request of such Person or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, or (c) the Executive dies or is terminated by the Company due to Disability, in each case, after the occurrence of a Potential Change in Control and a related Change in Control actually occurs within one (1) year after the Date of Termination or the date of death, as the case may be. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.
The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

			6.1.1 In lieu of any further salary and annual bonus payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three (3) times the sum of (i) the highest Annual Base Salary paid or payable to the Executive during the thirty-six (36) month period immediately preceding the month in which the Change in Control occurs, and (ii) the highest annual bonus paid or determined and payable to the Executive during such thirty-six (36) month period.

			6.1.2 For a thirty-six (36) month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to any related Potential Change in Control or the receipt of the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control which reduction constitutes Good
Reason), whichever is greater. Benefits otherwise receivable by the Executive pursuant to this Section 6.1.2 shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

		6.2	Special Reimbursement.  In the event that the
Executive becomes entitled to the Severance Payments, if any payment or benefit paid or payable, or received or to be received, by or on behalf of the Executive in connection with a Change in Control or the termination of the Executive's employment, whether any such payments or benefits are pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any of its subsidiaries, any Person, or otherwise (the "Total Payments"), will or would be subject to the excise tax imposed under section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up
Payment equal to the Excise Tax imposed upon the Total Payments.

			6.2.1  For purposes of determining whether any
of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel (delivered to the Executive) selected by the Company and reasonably acceptable to the Executive such Total
Payments (in whole or in part) (a) do not constitute parachute payments, including (without limitation) by reason of section 280G(b)(4)(A) of the Code, (b) such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, or (c) are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  			6.2.2  In the event that the Excise Tax is
subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of any such subsequent liability for Excise Tax with respect to the Severance Payments.

		6.3	Date of Payment.  The payments provided for in
Section 6.1.1 and Section 6.2 hereof shall be made not later than the fifteenth (15th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is likely to be entitled to and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section 6.3, the Company shall provide the Executive with a detailed written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		6.4	Legal Costs.  The Company shall also reimburse
the Executive for all legal fees and expenses incurred in good faith by the Executive as a result of any dispute with any party (including, but not limited to, the Company and/or any affiliate of the Company) regarding the payment of any benefit provided for in this Agreement (including, but not limited, all such fees and expenses incurred in disputing any termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require.

	7.	Termination Procedures and Compensation During
Dispute.

		7.1	Notice of Termination.  After a Change in
Control and during the Term, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, if any, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (which meeting may be a regular meeting of the Board where prior notice of consideration of such termination is given to members of the Board) finding that, in the good faith opinion of the Board, the Executive engaged in conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail. For purposes of this Agreement, any purported termination not effected in accordance with this Section 7.1 shall not be considered effective.

		7.2	Date of Termination.  "Date of Termination",
with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, after the date such Notice of Termination is given).

		7.3	Dispute Concerning Termination.  If within
fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute only if the basis for such notice is reasonable, such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

		7.4	Compensation During Dispute.  If a purported
termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 7.3 above, the Company shall continue to pay the Executive the full compensation
(including without limitation Annual Base Salary and Annual Bonus) in effect at the time of any related Potential Change in Control or when the notice giving rise to the dispute was given (whichever is greater) and continue the Executive as a participant in all compensation, incentive, pension and welfare benefit and insurance plans in which the Executive was participating at the time of any Potential Change in Control or when the notice giving rise to the dispute was given, whichever is greater, until the dispute is finally resolved in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement or any other plan, agreement or arrangement.

	8.	No Mitigation.  The Company agrees that, if the
Executive's employment is terminated during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to
Section 6 or Section 7.4. Further, the amount of any payment or benefit provided for in Section 6 (other than pursuant to Section 6.1.2) or Section
7.4 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, or offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

	9.	Successors; Binding Agreement.

		9.1 Successors. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

		9.2	Binding Agreement.  This Agreement shall inure
to the benefit of and be enforceable by this Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

	10.	Notices.  For the purpose of this Agreement, notices and
all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

To the Company:	The Peak Technologies Group, Inc.
			9200 Berger Road
			Columbia, Maryland  21046
			Attention: Ed Stevens

To the Executive:	Nic Toms




	11.	Miscellaneous.  No provision of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflict of laws thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to and include any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The rights and obligations of the Company and the Executive under this Agreement shall survive the expiration of the Term and the Employment Period.

	12.	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	13.	Counterparts.  This Agreement may be executed in
several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	14.	No Limitation.  Nothing in this Agreement shall prevent
or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

		IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


The Peak Technologies Group, Inc.

/s/ Edward A. Stevens
-----------------------------
Edward A. Stevens
Executive Vice President and Chief Financial Officer


/s/ Nicholas R. H. Toms
------------------------------
Nicholas R. H. Toms







	SEVERANCE AGREEMENT I

		THIS SEVERANCE AGREEMENT, dated as of
December 13, 1996 (this "Agreement"), is made by and between The Peak Technologies Group, Inc., a Delaware corporation, having its principal offices at 9200 Berger Road, Columbia, Maryland 21046 (the
"Company"), and Edward A. Stevens, residing in the state of Maryland. (the "Executive").

		WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key executive management personnel; and

		WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined in Section
1.3 below) of the Company exists from time to time and that such possibility, and the uncertainty, instability and questions which it may raise for and among key executive management personnel, may result in the premature departure or significant distraction of such management personnel to the material detriment of the Company and its shareholders; and

		WHEREAS, the Board has determined that appropriate steps should be taken to reinforce, focus and encourage the continued attention and dedication of key members of the executive management of the Company and its subsidiaries, including (without limitation) the Executive, to their assigned duties without distraction in the face of potentially disturbing or unsettling circumstances arising from the possibility of a Change in Control of the Company;

		NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

	1.	Definitions.  For purposes of this Agreement, the
following terms shall have the meanings set forth below:

		1.1	"Annual Base Salary" shall mean the Executive's
rate of regular basic annual compensation prior to any reduction under a salary reduction agreement pursuant to section 401(k) or section 125 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and shall not include (without limitation) cost of living allowances, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

		1.2	"Cause" for termination by the Company of the
Executive's employment, after any Change in Control, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may reasonably be defined from time to time by the Board (or a duly designated and authorized committee thereof), or to abide by the reasonable written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by the Executive for Good Reason pursuant to Section 7.1) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or has not abided by any reasonable written policies, or
(ii) the continued and willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company or its subsidiaries. For purposes of this definition, any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Board, the Company's chief executive officer, or other duly authorized senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company and its subsidiaries. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice of any such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

		1.3	"Change in Control" shall mean and be deemed to
have occurred if:

			(i)  any Person is or becomes the Beneficial
Owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or there occurs any transaction which the Company is required to disclose pursuant to Item 1(a) of Form 8-K (as filed pursuant to Rule 13a-11 or Rule 15d-11 of the Exchange Act); or

			(ii)  during any period of twenty-four (24)
consecutive months (not including any period prior to May 1, 1996), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),(iii) or (iv) of this definition or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

			(iii) the shareholders of the Company approve a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were Beneficial Owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more then fifty-five percent (55%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's securities; or

			(iv)  the shareholders of the Company approve
(a) the sale or disposition by the Company (other than to a subsidiary of the Company) of all or substantially all of the assets of the Company, or
(b) a complete liquidation or dissolution of the Company.

		Notwithstanding the foregoing, a Change in Control shall not include any event, circumstance or transaction which results from the action (excluding the Executive's employment activities with the Company or any of its subsidiaries) of any Person or group of Persons which includes, is directly affiliated with or is wholly or partly controlled by one or more executive officers of the Company.

		1.4	"Company" shall mean The Peak Technologies
Group, Inc. and any successor to its business and/or assets which assumes (either expressly, by operation of law or otherwise) and/or agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 1.3 hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

		1.5	"Disability" shall mean and be deemed the reason
for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, (i) the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, (ii) the Company gives the Executive a Notice of Termination for Disability, and (iii) within thirty (30) days after such Notice of Termination is given, the Executive does not return to the full-time performance of the Executive's duties.

		1.6	"Good Reason" for termination by the Executive
of the Executive's employment in connection with or as a result of any Change in Control, shall mean the occurrence (without the Executive's prior express written consent) of any one of the following acts, or failures to act, unless, in the case of any act or failure to act described in clauses
(i), (iv), (v) or (vi) below, such act or failure to act is corrected by the Company prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

			(i) the assignment to the Executive of any duties or responsibilities inconsistent with those described in Section 3.2 below or with the Executive's position(s) (including without limitation status, offices, titles, and reporting responsibilities/rights) as an executive officer of the Company and its subsidiaries or a substantial adverse alteration of the Executive's position or title(s) with the Company or in the nature of the Executive's authority, duties, or responsibilities from those described in Section 3.2 below or otherwise;

			(ii) a reduction in the Executive's Annual Base Salary as in effect on the date of this Agreement or as the same may be increased at any time thereafter and from time to time;

			(iii) the relocation of the Company's principal executive offices where the Executive works to a location more than thirty
(30) miles from its location on the date of this Agreement, or, if different, more than thirty (30) miles from where such offices are located immediately prior to any Potential Change in Control, or the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations as of the date of this Agreement;

			(iv) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

			(v) the failure by the Company or a subsidiary to continue in effect any pension benefit or incentive or deferred compensation plan in which the Executive participates immediately prior to any Potential Change in Control which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or arrangement) has been made with respect to such plan, or the failure by the Company or a subsidiary to continue the Executive's participation therein (or in such substitute or alternative plan or arrangement) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed at the time of the Potential Change in Control;

			(vi) the failure by the Company or a subsidiary to continue to provide the Executive with health and welfare benefits substantially similar to those enjoyed by the Executive under any of the Company's or a subsidiary's retirement, life insurance, medical, health and accident, or disability or similar plans in which the Executive was participating at the time of any Potential Change in Control, the taking of any action by the Company or a subsidiary which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Potential Change in Control, or the failure by the Company or a subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Company's or a subsidiary's normal vacation policy in effect at the time of the Potential Change in Control;

			(vii)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1; and/or

			(viii) a termination by the Executive for any reason during the thirty (30) day period immediately following the first anniversary of any Change in Control.

		1.7	"Person" shall have the meaning ascribed thereto
in Section 3(a)(9) of the Exchange Act, as modified, applied and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries (in its capacity as such), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same character and proportions as their ownership of stock of the Company.

		1.8	"Potential Change in Control" shall mean and be
deemed to have occurred if:

			(i)  the Company commences negotiations in
respect of or enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

			(ii)  the Company or any Person publicly
announces an intention to take actions which, if consummated, would constitute a Change in Control; and/or

			(iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by five (5) percentage points or more over the percentage so owned by such Person on May 1, 1996.

	2.	Term of this Agreement.  This Agreement shall
commence on the date hereof and shall continue in effect through December 31, 1999; provided, however, that commencing on January 1, 1999 and each alternate January 1 thereafter, the term of this Agreement shall automatically be extended for an additional two years unless, (i) not later than June 30 of the calendar year preceding any such January 1st, the Company or the Executive shall have given written notice to the other not to extend this Agreement or (ii) a Change in Control shall have occurred prior to any such January 1; provided, further, however, that if a Change in Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six (36) full months beyond the month in which such Change in Control occurred (the "Term").

	3.	Company's Covenants.

		3.1	Severance Payments.  In order to induce the
Executive to remain in the employ of the Company and/or one or more of its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 below, the Company agrees, under the terms and conditions described herein and in addition to the amounts payable to the Executive under Section 5 below, to pay the Executive the "Severance Payments" described in Section 6.1 below and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated under the circumstances set forth in Section 6.1 below.

		3.2	Position and Duties.  During the period
commencing on the date of any Change in Control until the earliest to occur of (i) the date which is thirty-six (36) months from the date of any such Change in Control, (ii) the date of termination by the Executive of the Executive's employment for any reason, or (iii) the termination by the Company of the Executive's employment for any reason (the
"Employment Period"), (a) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control, and (b) the Executive's services shall be performed at the location where the Executive was employed immediately preceding any such Potential Change in Control, or any office or location less than thirty (30) miles from such location.

		3.3	Base Salary.  During the Employment Period, the
Executive shall receive Annual Base Salary at least equal to twelve (12) times the highest monthly base salary paid or payable, including (without limitation) any base salary which has been earned but deferred, to the Executive by the Company and its affiliated companies in respect of any month in the twelve (12) month period immediately preceding the month in which any related Potential Change in Control occurs. In addition, Annual Base Salary shall not be reduced after the occurrence of a Potential Change in Control. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

		3.4	Annual Bonus.  In addition to Annual Base
Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's highest bonus for the last three (3) full fiscal years prior to the fiscal year in which the related Potential Change in Control occurs (annualized in the event that the Executive was not employed by the Company for the whole of any such prior fiscal year).
Each Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual
Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

		3.5	Incentive, Savings and Retirement Plans.  During
the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
(measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.6	Welfare Benefit Plans.  During the Employment
Period, the Executive and/or the Executive's family, as the case may be, shall be entitled to participate in and shall receive all benefits under all of the health and welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.7	Expenses.  During the Employment Period, the
Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related
Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.8	Fringe Benefits.  During the Employment Period,
the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and, if applicable, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.9	Office and Support Staff.  During the
Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.10	Vacation.  During the Employment Period, the
Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

	4.	The Executive's Covenants.

		4.1	Employment.  The Executive agrees that, subject
to the terms and conditions of this Agreement, in the event of a Change in Control during the Term the Executive will remain in the employ of the Company during any related Employment Period.

		4.2	Time and Attention.  During the Employment
Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities and duties assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities and duties. During the Employment Period it shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to any Potential Change in Control, the reinstatement or continued conduct of such activities (or the reinstatement or conduct of activities similar in nature and scope thereto) subsequent to any related Potential Change in Control shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

		4.3	Confidential Information.  The Executive shall
hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by direct or indirect acts by the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event, however, shall an asserted violation of the provisions of this Section 4.3 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

	5.	Compensation Other Than Severance Payments.

		5.1	Disability.  Following a Potential Change in
Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such disability period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such disability period, until the Executive's employment is terminated by the Company for Disability.

		5.2	Base Salary.  If the Executive's employment shall
be terminated for any reason following a Potential Change in Control and during the Term, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination (as defined below in Section 7.2) at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

		5.3	Benefits.  If the Executive's employment shall be
terminated for any reason following a Potential Change in Control and during the Term, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

	6.	Severance Payments.

		6.1	Severance.  The Company shall pay the
Executive the payments described in this Section 6.1 (the "Severance Payments") upon the termination of the Executive's employment with the Company following a Change in Control and during the Term, in addition to the payments and benefits described in Section 5 hereof, unless such termination is (i) by the Company for Cause, or (ii) by the Executive without Good Reason, or (iii) due to death or Disability. In addition, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason (a) if the Executive reasonably demonstrates that the Executive's employment was terminated prior to a Change in Control without Cause (1) at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control (or who has taken other steps reasonably calculated to effect a Change in Control) or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, (b) if the Executive terminates his employment for Good Reason prior to a Change in Control and the Executive reasonably demonstrates that the circumstance(s) or event(s) which constitute such Good Reason occurred
(1) at the request of such Person or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, or (c) the Executive dies or is terminated by the Company due to Disability, in each case, after the occurrence of a Potential Change in Control and a related Change in Control actually occurs within one (1) year after the Date of Termination or the date of death, as the case may be. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.
The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

			6.1.1 In lieu of any further salary and annual bonus payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three (3) times the sum of (i) the highest Annual Base Salary paid or payable to the Executive during the thirty-six (36) month period immediately preceding the month in which the Change in Control occurs, and (ii) the highest annual bonus paid or determined and payable to the Executive during such thirty-six (36) month period.

			6.1.2 For a thirty-six (36) month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to any related Potential Change in Control or the receipt of the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control which reduction constitutes Good
Reason), whichever is greater. Benefits otherwise receivable by the Executive pursuant to this Section 6.1.2 shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

		6.2	Special Reimbursement.  In the event that the
Executive becomes entitled to the Severance Payments, if any payment or benefit paid or payable, or received or to be received, by or on behalf of the Executive in connection with a Change in Control or the termination of the Executive's employment, whether any such payments or benefits are pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any of its subsidiaries, any Person, or otherwise (the "Total Payments"), will or would be subject to the excise tax imposed under section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up
Payment equal to the Excise Tax imposed upon the Total Payments.

			6.2.1  For purposes of determining whether any
of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel (delivered to the Executive) selected by the Company and reasonably acceptable to the Executive such Total
Payments (in whole or in part) (a) do not constitute parachute payments, including (without limitation) by reason of section 280G(b)(4)(A) of the Code, (b) such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, or (c) are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  			6.2.2  In the event that the Excise Tax is
subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of any such subsequent liability for Excise Tax with respect to the Severance Payments.

		6.3	Date of Payment.  The payments provided for in
Section 6.1.1 and Section 6.2 hereof shall be made not later than the fifteenth (15th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is likely to be entitled to and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section 6.3, the Company shall provide the Executive with a detailed written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		6.4	Legal Costs.  The Company shall also reimburse
the Executive for all legal fees and expenses incurred in good faith by the Executive as a result of any dispute with any party (including, but not limited to, the Company and/or any affiliate of the Company) regarding the payment of any benefit provided for in this Agreement (including, but not limited, all such fees and expenses incurred in disputing any termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require.

	7.	Termination Procedures and Compensation During
Dispute.

		7.1	Notice of Termination.  After a Change in
Control and during the Term, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, if any, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (which meeting may be a regular meeting of the Board where prior notice of consideration of such termination is given to members of the Board) finding that, in the good faith opinion of the Board, the Executive engaged in conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail. For purposes of this Agreement, any purported termination not effected in accordance with this Section 7.1 shall not be considered effective.

		7.2	Date of Termination.  "Date of Termination",
with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, after the date such Notice of Termination is given).

		7.3	Dispute Concerning Termination.  If within
fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute only if the basis for such notice is reasonable, such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

		7.4	Compensation During Dispute.  If a purported
termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 7.3 above, the Company shall continue to pay the Executive the full compensation
(including without limitation Annual Base Salary and Annual Bonus) in effect at the time of any related Potential Change in Control or when the notice giving rise to the dispute was given (whichever is greater) and continue the Executive as a participant in all compensation, incentive, pension and welfare benefit and insurance plans in which the Executive was participating at the time of any Potential Change in Control or when the notice giving rise to the dispute was given, whichever is greater, until the dispute is finally resolved in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement or any other plan, agreement or arrangement.

	8.	No Mitigation.  The Company agrees that, if the
Executive's employment is terminated during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to
Section 6 or Section 7.4. Further, the amount of any payment or benefit provided for in Section 6 (other than pursuant to Section 6.1.2) or Section
7.4 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, or offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

	9.	Successors; Binding Agreement.

		9.1 Successors. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

		9.2	Binding Agreement.  This Agreement shall inure
to the benefit of and be enforceable by this Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

	10.	Notices.  For the purpose of this Agreement, notices and
all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

To the Company:	The Peak Technologies Group, Inc.
			9200 Berger Road
			Columbia, Maryland  21046
			Attention:
To the Executive:


	11.	Miscellaneous.  No provision of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflict of laws thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to and include any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The rights and obligations of the Company and the Executive under this Agreement shall survive the expiration of the Term and the Employment Period.

	12.	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	13.	Counterparts.  This Agreement may be executed in
several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	14.	No Limitation.  Nothing in this Agreement shall prevent
or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

		IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

The Peak Technologies Group, Inc.


/s/ Nicholas R. H. Toms
-------------------------------
By: Nicholas R. H. Toms
Chairman and Chief Executive Officer


/s/ Edward A. Stevens
-----------------------------
Edward A. Stevens







	SEVERANCE AGREEMENT II


		THIS SEVERANCE AGREEMENT, dated as of
December 13, 1996 (this "Agreement"), is made by and between The Peak Technologies Group, Inc., a Delaware corporation, having its principal offices at 9200 Berger Road, Columbia, Maryland 21046 (the
"Company"), and Michael Fluharty residing in the State of Maryland, (the "Executive").

		WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key executive management personnel; and

		WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined in Section
1.3 below) of the Company exists from time to time and that such possibility, and the uncertainty, instability and questions which it may raise for and among key executive management personnel, may result in the premature departure or significant distraction of such management personnel to the material detriment of the Company and its shareholders; and

		WHEREAS, the Board has determined that appropriate steps should be taken to reinforce, focus and encourage the continued attention and dedication of key members of the executive management of the Company and its subsidiaries, including (without limitation) the Executive, to their assigned duties without distraction in the face of potentially disturbing or unsettling circumstances arising from the possibility of a Change in Control of the Company;

		NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

	1.	Definitions.  For purposes of this Agreement, the
following terms shall have the meanings set forth below:

		1.1	"Annual Base Salary" shall mean the Executive's
rate of regular basic annual compensation prior to any reduction under a salary reduction agreement pursuant to section 401(k) or section 125 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and shall not include (without limitation) cost of living allowances, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

		1.2	"Cause" for termination by the Company of the
Executive's employment, after any Change in Control, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may reasonably be defined from time to time by the Board (or a duly designated and authorized committee thereof), or to abide by the reasonable written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by the Executive for Good Reason pursuant to Section 7.1) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or has not abided by any reasonable written policies, or
(ii) the continued and willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company or its subsidiaries. For purposes of this definition, any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Board, or the Company's chief executive officer or other duly authorized senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company and its subsidiaries. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice of any such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

		1.3	"Change in Control" shall mean and be deemed to
have occurred if:

			(i)  any Person is or becomes the Beneficial
Owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or there occurs any transaction which the Company is required to disclose pursuant to Item 1(a) of Form 8-K (as filed pursuant to Rule 13a-11 or Rule 15d-11 of the Exchange Act); or

			(ii)  during any period of twenty-four (24)
consecutive months (not including any period prior to September 1, 1995), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),(iii) or (iv) of this definition or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

			(iii) the shareholders of the Company approve a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were Beneficial Owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more then fifty-five percent (55%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation [in substantially the same proportions as their respective ownership], immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's securities; or

			(iv)  the shareholders of the Company approve
(a) the sale or disposition by the Company (other than to a subsidiary of the Company) of all or substantially all of the assets of the Company, or
(b) a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not include any event, circumstance or transaction which results from the action (excluding the Executive's employment activities with the Company or any of its subsidiaries) of any Person or group of Persons which includes, is directly affiliated with or is wholly or partly controlled by one or more executive officers of the Company and in which the Executive actively participates.

		1.4	"Company" shall mean The Peak Technologies
Group, Inc. and any successor to its business and/or assets which assumes (either expressly, by operation of law or otherwise) and/or agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 1.3 hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

		1.5	"Disability" shall mean and be deemed the reason
for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, (i) the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, (ii) the Company gives the Executive a Notice of Termination for Disability, and (iii) within thirty (30) days after such Notice of Termination is given, the Executive does not return to the full-time performance of the Executive's duties.

		1.6	"Good Reason" for termination by the Executive
of the Executive's employment in connection with or as a result of any Change in Control, shall mean the occurrence (without the Executive's prior express written consent) of any one of the following acts, or failures to act, unless, in the case of any act or failure to act described in clauses
(i), (iv), (v) or (vi) below, such act or failure to act is corrected by the Company prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

			(i) the assignment to the Executive of any duties or responsibilities inconsistent with those described in Section 3.2 below or with the Executive's position(s) (including without limitation status, offices, titles, and reporting responsibilities/rights) as an executive officer of the Company and its subsidiaries or a substantial adverse alteration of the Executive's position or title(s) with the Company or in the nature of the Executive's authority, duties, or responsibilities from those described in Section 3.2 below or otherwise;

			(ii) a reduction in the Executive's Annual Base Salary as in effect on the date of this Agreement or as the same may be increased at any time thereafter and from time to time;

			(iii) the relocation of the Company's principal executive offices, or the office where the Executive works, to a location more than thirty (30) miles from his or its location on the date of this Agreement, or, if different, more than thirty (30) miles from where such offices are located immediately prior to any Potential Change in Control, or the Company's requiring the Executive to be based anywhere, other than the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations as of the date of this Agreement;

			(iv) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

			(v) the failure by the Company or a subsidiary to continue in effect any pension benefit or incentive or deferred compensation plan in which the Executive participates immediately prior to any Potential Change in Control which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or arrangement) has been made with respect to such plan, or the failure by the Company or a subsidiary to continue the Executive's participation therein (or in such substitute or alternative plan or arrangement) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed at the time of the Potential Change in Control;

			(vi) the failure by the Company or a subsidiary to continue to provide the Executive with health and welfare benefits substantially similar to those enjoyed by the Executive under any of the Company's or a subsidiary's retirement, life insurance, medical, health and accident, or disability or similar plans in which the Executive was participating at the time of any Potential Change in Control, the taking of any action by the Company or a subsidiary which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Potential Change in Control, or the failure by the Company or a subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Company's or a subsidiary's normal vacation policy in effect at the time of the Potential Change in Control;

			(vii)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1.; and/or

			(viii) a termination by the Executive for any reason during the thirty (30) day period immediately following the first anniversary of any Change in Control.

		1.7	"Person" shall have the meaning ascribed thereto
in Section 3(a)(9) of the Exchange Act, as modified, applied and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries (in its capacity as such), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same character and proportions as their ownership of stock of the Company.


		1.8	"Potential Change in Control" shall mean and be
deemed to have occurred if:

			(i)  the Company commences negotiations in
respect of or enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

			(ii)  the Company or any Person publicly
announces an intention to take actions which, if consummated, would constitute a Change in Control; and/or

			(iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing [ten percent (10%)] or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by [five (5)] percentage points or more over the percentage so owned by such Person on May 1, 1996.

	2.	Term of this Agreement.  This Agreement shall
commence on the date hereof and shall continue in effect through December 31, 1999; provided, however, that commencing on January 1, 1999 and each alternate January 1 thereafter, the term of this Agreement shall automatically be extended for an additional two years unless, (i) not later than June 30 of the calendar year preceding any such January 1st, the Company or the Executive shall have given written notice to the other not to extend this Agreement or (ii) a Change in Control shall have occurred prior to any such January 1; provided, further, however, that if a Change in Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six (36) full months beyond the month in which such Change in Control occurred (the "Term").

	3.	Company's Covenants.

		3.1	Severance Payments.  In order to induce the
Executive to remain in the employ of the Company and/or one or more of its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 below, the Company agrees, under the terms and conditions described herein and in addition to the amounts payable to the Executive under Section 5 below, to pay the Executive the "Severance Payments" described in Section 6.1 below and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated during the Term and after a Change in Control under the circumstances set forth in Section 6.1 below.

		3.2	Position and Duties.  During the period
commencing on the date of any Change in Control until the earliest to occur of (i) the date which is thirty-six (36) months from the date of any such Change in Control, (ii) the date of termination by the Executive of the Executive's employment for any reason, or (iii) the termination by the Company of the Executive's employment for any reason (the
"Employment Period"), (a) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control, and (b) the Executive's services shall be performed at the location where the Executive was employed immediately preceding any such Potential Change in Control, or any office or location less than thirty (30) miles from such location.

		3.3	Base Salary.  During the Employment Period, the
Executive shall receive Annual Base Salary at least equal to twelve (12) times the highest monthly base salary paid or payable, including (without limitation) any base salary which has been earned but deferred, to the Executive by the Company and its affiliated companies in respect of any month in the twelve (12) month period immediately preceding the month in which any related Potential Change in Control occurs. In addition, Annual Base Salary shall not be reduced after the occurrence of a Potential Change in Control. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

		3.4	Annual Bonus.  In addition to Annual Base
Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's highest bonus for the last three (3) full fiscal years prior to the fiscal year in which the related Potential Change in Control occurs (annualized in the event that the Executive was not employed by the Company for the whole of any such prior fiscal year).
Each Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual
Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

		3.5	Incentive, Savings and Retirement Plans.  During
the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
(measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.6	Welfare Benefit Plans.  During the Employment
Period, the Executive and/or the Executive's family, as the case may be, shall be entitled to participate in and shall receive all benefits under all of the health and welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.7	Expenses.  During the Employment Period, the
Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related
Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.8	Fringe Benefits.  During the Employment Period,
the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and, if applicable, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.9	Office and Support Staff.  During the
Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.10	Vacation.  During the Employment Period, the
Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

	4.	The Executive's Covenants.

		4.1	Employment.  The Executive agrees that, subject
to the terms and conditions of this Agreement, in the event of a Change in Control during the Term the Executive will remain in the employ of the Company during any related Employment Period.

		4.2	Time and Attention.  During the Employment
Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities and duties assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities and duties. During the Employment Period it shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to any Potential Change in Control, the reinstatement or continued conduct of such activities (or the reinstatement or conduct of activities similar in nature and scope thereto) subsequent to any related Potential Change in Control shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

		4.3	Confidential Information.  The Executive shall
hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by direct or indirect acts by the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event, however, shall an asserted violation of the provisions of this Section 4.3 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

	5.	Compensation Other Than Severance Payments.

		5.1	Disability.  Following a Potential Change in
Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such disability period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such disability period, until the Executive's employment is terminated by the Company for Disability.

		5.2	Base Salary.  If the Executive's employment shall
be terminated for any reason following a Potential Change in Control and during the Term, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination (as defined below in Section 7.2) at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

		5.3	Benefits.  If the Executive's employment shall be
terminated for any reason following a Potential Change in Control and during the Term, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

	6.	Severance Payments.

		6.1	Severance.  The Company shall pay the
Executive the payments described in this Section 6.1 (the "Severance Payments") upon the termination of the Executive's employment with the Company following a Change in Control and during the Term, in addition to the payments and benefits described in Section 5 hereof, unless such termination is (i) by the Company for Cause, or (ii) by the Executive without Good Reason , or (iii) due to death or Disability. In addition, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason (a) if the Executive reasonably demonstrates that the Executive's employment was terminated prior to a Change in Control without Cause (1) at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control (or who has taken other steps reasonably calculated to effect a Change in Control) or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, (b) if the Executive terminates his employment for Good Reason prior to a Change in Control and the Executive reasonably demonstrates that the circumstance(s) or event(s) which constitute such Good Reason occurred
(1) at the request of such Person or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, or (c) the Executive dies or is terminated by the Company due to Disability, in each case, after the occurrence of a Potential Change in Control and a related Change in Control actually occurs within one (1) year after the Date of Termination or the date of death, as the case may be. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.
The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

			6.1.1 In lieu of any further salary and annual bonus payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two (2) times the sum of (i) the highest Annual Base Salary paid or payable to the Executive during the thirty-six (36) month period immediately preceding the month in which the Change in Control occurs, and (ii) the highest annual bonus paid or determined and payable to the Executive during such thirty-six (36) month period.

			6.1.2 For a twenty-four (24) month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to any related Potential Change in Control or the receipt of the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control which reduction constitutes
Good Reason), whichever is greater. Benefits otherwise receivable by the Executive pursuant to this Section 6.1.2 shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

		6.2	Special Reimbursement.  In the event that the
Executive becomes entitled to the Severance Payments, if any payment or benefit paid or payable, or received or to be received, by or on behalf of the Executive in connection with a Change in Control or the termination of the Executive's employment, whether any such payments or benefits are pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any of its subsidiaries, any Person, or otherwise (the "Total Payments"), will or would be subject to the excise tax imposed under section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up
Payment equal to the Excise Tax imposed upon the Total Payments.

			6.2.1  For purposes of determining whether any
of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel (delivered to the Executive) selected by the Company and reasonably acceptable to the Executive such Total
Payments (in whole or in part) (a) do not constitute parachute payments, including (without limitation) by reason of section 280G(b)(4)(A) of the Code, (b) such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, or (c) are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  			6.2.2  In the event that the Excise Tax is
subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of any such subsequent liability for Excise Tax with respect to the Severance Payments.

		6.3	Date of Payment.  The payments provided for in
Section 6.1.1 and Section 6.2 hereof shall be made not later than the fifteenth (15th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is likely to be entitled to and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section 6.3, the Company shall provide the Executive with a detailed written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		6.4	Legal Costs.  The Company shall also reimburse
the Executive for all legal fees and expenses incurred in good faith by the Executive as a result of any dispute with any party (including, but not limited to, the Company and/or any affiliate of the Company) regarding the payment of any benefit provided for in this Agreement (including, but not limited, all such fees and expenses incurred in disputing any termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require.

	7.	Termination Procedures and Compensation During
Dispute.

		7.1	Notice of Termination.  After a Change in
Control and during the Term, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (which meeting may be a regular meeting of the Board where prior notice of consideration of such termination is given to members of the Board) finding that, in the good faith opinion of the Board, the Executive engaged in conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail. For purposes of this Agreement, any purported termination not effected in accordance with this
Section 7.1 shall not be considered effective.

		7.2	Date of Termination.  "Date of Termination",
with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, after the date such Notice of Termination is given).

		7.3	Dispute Concerning Termination.  If within
fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute only if the basis for such notice is reasonable, such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

		7.4	Compensation During Dispute.  If a purported
termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 7.3 above, the Company shall continue to pay the Executive the full compensation
(including without limitation Annual Base Salary and Annual Bonus) in effect at the time of any related Potential Change in Control or when the notice giving rise to the dispute was given (whichever is greater) and continue the Executive as a participant in all compensation, incentive, pension and welfare benefit and insurance plans in which the Executive was participating at the time of any Potential Change in Control or when the notice giving rise to the dispute was given, whichever is greater, until the dispute is finally resolved in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement or any other plan, agreement or arrangement.

	8.	No Mitigation.  The Company agrees that, if the
Executive's employment is terminated during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to
Section 6 or Section 7.4. Further, the amount of any payment or benefit provided for in Section 6 (other than pursuant to Section 6.1.2) or Section
7.4 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, or offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

	9.	Successors; Binding Agreement.

		9.1 Successors. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

		9.2	Binding Agreement.  This Agreement shall inure
to the benefit of and be enforceable by this Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

	10.	Notices.  For the purpose of this Agreement, notices and
all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

			To the Company:
			The Peak Technologies Group, Inc.
			9200 Berger Road
			Columbia, Maryland  21046
			Attention:  Edward A. Stevens


			To the Executive: Michael Fluharty

	11.	Miscellaneous.  No provision of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflict of laws thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to and include any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The rights and obligations of the Company and the Executive under this Agreement shall survive the expiration of the Term and the Employment Period.

	12.	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	13.	Counterparts.  This Agreement may be executed in
several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	14.	No Limitation.  Nothing in this Agreement shall prevent
or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.




	IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


The Peak Technologies Group, Inc.

/s/ Nicholas R. H. Toms
---------------------------------
By:  Nicholas R. H. Toms
Chairman and Chief Executive Officer


/s/ Michael Fluharty
-------------------------------
Michael Fluharty




	SEVERANCE AGREEMENT II


		THIS SEVERANCE AGREEMENT, dated as of
December 13, 1996 (this "Agreement"), is made by and between The Peak Technologies Group, Inc., a Delaware corporation, having its principal offices at 9200 Berger Road, Columbia, Maryland 21046 (the
"Company"), and Colin Wyatt residing in the United Kingdom, (the
"Executive").

		WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key executive management personnel; and

		WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined in Section
1.3 below) of the Company exists from time to time and that such possibility, and the uncertainty, instability and questions which it may raise for and among key executive management personnel, may result in the premature departure or significant distraction of such management personnel to the material detriment of the Company and its shareholders; and

		WHEREAS, the Board has determined that appropriate steps should be taken to reinforce, focus and encourage the continued attention and dedication of key members of the executive management of the Company and its subsidiaries, including (without limitation) the Executive, to their assigned duties without distraction in the face of potentially disturbing or unsettling circumstances arising from the possibility of a Change in Control of the Company;

		NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

	1.	Definitions.  For purposes of this Agreement, the
following terms shall have the meanings set forth below:

		1.1	"Annual Base Salary" shall mean the Executive's
rate of regular basic annual compensation prior to any reduction under a salary reduction agreement pursuant to section 401(k) or section 125 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and shall not include (without limitation) cost of living allowances, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

		1.2	"Cause" for termination by the Company of the
Executive's employment, after any Change in Control, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may reasonably be defined from time to time by the Board (or a duly designated and authorized committee thereof), or to abide by the reasonable written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by the Executive for Good Reason pursuant to Section 7.1) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or has not abided by any reasonable written policies, or
(ii) the continued and willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company or its subsidiaries. For purposes of this definition, any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Board, or the Company's chief executive officer or other duly authorized senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company and its subsidiaries. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice of any such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

		1.3	"Change in Control" shall mean and be deemed to
have occurred if:

			(i)  any Person is or becomes the Beneficial
Owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or there occurs any transaction which the Company is required to disclose pursuant to Item 1(a) of Form 8-K (as filed pursuant to Rule 13a-11 or Rule 15d-11 of the Exchange Act); or

			(ii)  during any period of twenty-four (24)
consecutive months (not including any period prior to September 1, 1995), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),(iii) or (iv) of this definition or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

			(iii) the shareholders of the Company approve a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were Beneficial Owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more then fifty-five percent (55%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation [in substantially the same proportions as their respective ownership], immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's securities; or

			(iv)  the shareholders of the Company approve
(a) the sale or disposition by the Company (other than to a subsidiary of the Company) of all or substantially all of the assets of the Company, or
(b) a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not include any event, circumstance or transaction which results from the action (excluding the Executive's employment activities with the Company or any of its subsidiaries) of any Person or group of Persons which includes, is directly affiliated with or is wholly or partly controlled by one or more executive officers of the Company and in which the Executive actively participates.

		1.4	"Company" shall mean The Peak Technologies
Group, Inc. and any successor to its business and/or assets which assumes (either expressly, by operation of law or otherwise) and/or agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 1.3 hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

		1.5	"Disability" shall mean and be deemed the reason
for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, (i) the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, (ii) the Company gives the Executive a Notice of Termination for Disability, and (iii) within thirty (30) days after such Notice of Termination is given, the Executive does not return to the full-time performance of the Executive's duties.

		1.6	"Good Reason" for termination by the Executive
of the Executive's employment in connection with or as a result of any Change in Control, shall mean the occurrence (without the Executive's prior express written consent) of any one of the following acts, or failures to act, unless, in the case of any act or failure to act described in clauses
(i), (iv), (v) or (vi) below, such act or failure to act is corrected by the Company prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

			(i) the assignment to the Executive of any duties or responsibilities inconsistent with those described in Section 3.2 below or with the Executive's position(s) (including without limitation status, offices, titles, and reporting responsibilities/rights) as an executive officer of the Company and its subsidiaries or a substantial adverse alteration of the Executive's position or title(s) with the Company or in the nature of the Executive's authority, duties, or responsibilities from those described in Section 3.2 below or otherwise;

			(ii) a reduction in the Executive's Annual Base Salary as in effect on the date of this Agreement or as the same may be increased at any time thereafter and from time to time;

			(iii) the relocation of the Company's principal executive offices, or the office where the Executive works, to a location more than thirty (30) miles from his or its location on the date of this Agreement, or, if different, more than thirty (30) miles from where such offices are located immediately prior to any Potential Change in Control, or the Company's requiring the Executive to be based anywhere, other than the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations as of the date of this Agreement;

			(iv) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

			(v) the failure by the Company or a subsidiary to continue in effect any pension benefit or incentive or deferred compensation plan in which the Executive participates immediately prior to any Potential Change in Control which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or arrangement) has been made with respect to such plan, or the failure by the Company or a subsidiary to continue the Executive's participation therein (or in such substitute or alternative plan or arrangement) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed at the time of the Potential Change in Control;

			(vi) the failure by the Company or a subsidiary to continue to provide the Executive with health and welfare benefits substantially similar to those enjoyed by the Executive under any of the Company's or a subsidiary's retirement, life insurance, medical, health and accident, or disability or similar plans in which the Executive was participating at the time of any Potential Change in Control, the taking of any action by the Company or a subsidiary which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Potential Change in Control, or the failure by the Company or a subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Company's or a subsidiary's normal vacation policy in effect at the time of the Potential Change in Control;

			(vii)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1.; and/or

			(viii) a termination by the Executive for any reason during the thirty (30) day period immediately following the first anniversary of any Change in Control.

		1.7	"Person" shall have the meaning ascribed thereto
in Section 3(a)(9) of the Exchange Act, as modified, applied and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries (in its capacity as such), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same character and proportions as their ownership of stock of the Company.


		1.8	"Potential Change in Control" shall mean and be
deemed to have occurred if:

			(i)  the Company commences negotiations in
respect of or enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

			(ii)  the Company or any Person publicly
announces an intention to take actions which, if consummated, would constitute a Change in Control; and/or

			(iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing [ten percent (10%)] or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by [five (5)] percentage points or more over the percentage so owned by such Person on May 1, 1996.

	2.	Term of this Agreement.  This Agreement shall
commence on the date hereof and shall continue in effect through December 31, 1999; provided, however, that commencing on January 1, 1999 and each alternate January 1 thereafter, the term of this Agreement shall automatically be extended for an additional two years unless, (i) not later than June 30 of the calendar year preceding any such January 1st, the Company or the Executive shall have given written notice to the other not to extend this Agreement or (ii) a Change in Control shall have occurred prior to any such January 1; provided, further, however, that if a Change in Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six (36) full months beyond the month in which such Change in Control occurred (the "Term").

	3.	Company's Covenants.

		3.1	Severance Payments.  In order to induce the
Executive to remain in the employ of the Company and/or one or more of its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 below, the Company agrees, under the terms and conditions described herein and in addition to the amounts payable to the Executive under Section 5 below, to pay the Executive the "Severance Payments" described in Section 6.1 below and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated during the Term and after a Change in Control under the circumstances set forth in Section 6.1 below.

		3.2	Position and Duties.  During the period
commencing on the date of any Change in Control until the earliest to occur of (i) the date which is thirty-six (36) months from the date of any such Change in Control, (ii) the date of termination by the Executive of the Executive's employment for any reason, or (iii) the termination by the Company of the Executive's employment for any reason (the
"Employment Period"), (a) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control, and (b) the Executive's services shall be performed at the location where the Executive was employed immediately preceding any such Potential Change in Control, or any office or location less than thirty (30) miles from such location.

		3.3	Base Salary.  During the Employment Period, the
Executive shall receive Annual Base Salary at least equal to twelve (12) times the highest monthly base salary paid or payable, including (without limitation) any base salary which has been earned but deferred, to the Executive by the Company and its affiliated companies in respect of any month in the twelve (12) month period immediately preceding the month in which any related Potential Change in Control occurs. In addition, Annual Base Salary shall not be reduced after the occurrence of a Potential Change in Control. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

		3.4	Annual Bonus.  In addition to Annual Base
Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's highest bonus for the last three (3) full fiscal years prior to the fiscal year in which the related Potential Change in Control occurs (annualized in the event that the Executive was not employed by the Company for the whole of any such prior fiscal year).
Each Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual
Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

		3.5	Incentive, Savings and Retirement Plans.  During
the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
(measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.6	Welfare Benefit Plans.  During the Employment
Period, the Executive and/or the Executive's family, as the case may be, shall be entitled to participate in and shall receive all benefits under all of the health and welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.7	Expenses.  During the Employment Period, the
Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related
Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.8	Fringe Benefits.  During the Employment Period,
the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and, if applicable, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.9	Office and Support Staff.  During the
Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.10	Vacation.  During the Employment Period, the
Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

	4.	The Executive's Covenants.

		4.1	Employment.  The Executive agrees that, subject
to the terms and conditions of this Agreement, in the event of a Change in Control during the Term the Executive will remain in the employ of the Company during any related Employment Period.

		4.2	Time and Attention.  During the Employment
Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities and duties assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities and duties. During the Employment Period it shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to any Potential Change in Control, the reinstatement or continued conduct of such activities (or the reinstatement or conduct of activities similar in nature and scope thereto) subsequent to any related Potential Change in Control shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

		4.3	Confidential Information.  The Executive shall
hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by direct or indirect acts by the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event, however, shall an asserted violation of the provisions of this Section 4.3 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

	5.	Compensation Other Than Severance Payments.

		5.1	Disability.  Following a Potential Change in
Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such disability period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such disability period, until the Executive's employment is terminated by the Company for Disability.

		5.2	Base Salary.  If the Executive's employment shall
be terminated for any reason following a Potential Change in Control and during the Term, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination (as defined below in Section 7.2) at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

		5.3	Benefits.  If the Executive's employment shall be
terminated for any reason following a Potential Change in Control and during the Term, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

	6.	Severance Payments.

		6.1	Severance.  The Company shall pay the
Executive the payments described in this Section 6.1 (the "Severance Payments") upon the termination of the Executive's employment with the Company following a Change in Control and during the Term, in addition to the payments and benefits described in Section 5 hereof, unless such termination is (i) by the Company for Cause, or (ii) by the Executive without Good Reason , or (iii) due to death or Disability. In addition, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason (a) if the Executive reasonably demonstrates that the Executive's employment was terminated prior to a Change in Control without Cause (1) at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control (or who has taken other steps reasonably calculated to effect a Change in Control) or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, (b) if the Executive terminates his employment for Good Reason prior to a Change in Control and the Executive reasonably demonstrates that the circumstance(s) or event(s) which constitute such Good Reason occurred
(1) at the request of such Person or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, or (c) the Executive dies or is terminated by the Company due to Disability, in each case, after the occurrence of a Potential Change in Control and a related Change in Control actually occurs within one (1) year after the Date of Termination or the date of death, as the case may be. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.
The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

			6.1.1 In lieu of any further salary and annual bonus payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two (2) times the sum of (i) the highest Annual Base Salary paid or payable to the Executive during the thirty-six (36) month period immediately preceding the month in which the Change in Control occurs, and (ii) the highest annual bonus paid or determined and payable to the Executive during such thirty-six (36) month period.

			6.1.2 For a twenty-four (24) month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to any related Potential Change in Control or the receipt of the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control which reduction constitutes
Good Reason), whichever is greater. Benefits otherwise receivable by the Executive pursuant to this Section 6.1.2 shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

		6.2	Special Reimbursement.  In the event that the
Executive becomes entitled to the Severance Payments, if any payment or benefit paid or payable, or received or to be received, by or on behalf of the Executive in connection with a Change in Control or the termination of the Executive's employment, whether any such payments or benefits are pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any of its subsidiaries, any Person, or otherwise (the "Total Payments"), will or would be subject to the excise tax imposed under section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up
Payment equal to the Excise Tax imposed upon the Total Payments.

			6.2.1  For purposes of determining whether any
of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel (delivered to the Executive) selected by the Company and reasonably acceptable to the Executive such Total
Payments (in whole or in part) (a) do not constitute parachute payments, including (without limitation) by reason of section 280G(b)(4)(A) of the Code, (b) such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, or (c) are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  			6.2.2  In the event that the Excise Tax is
subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of any such subsequent liability for Excise Tax with respect to the Severance Payments.

		6.3	Date of Payment.  The payments provided for in
Section 6.1.1 and Section 6.2 hereof shall be made not later than the fifteenth (15th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is likely to be entitled to and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section 6.3, the Company shall provide the Executive with a detailed written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		6.4	Legal Costs.  The Company shall also reimburse
the Executive for all legal fees and expenses incurred in good faith by the Executive as a result of any dispute with any party (including, but not limited to, the Company and/or any affiliate of the Company) regarding the payment of any benefit provided for in this Agreement (including, but not limited, all such fees and expenses incurred in disputing any termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require.

	7.	Termination Procedures and Compensation During
Dispute.

		7.1	Notice of Termination.  After a Change in
Control and during the Term, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (which meeting may be a regular meeting of the Board where prior notice of consideration of such termination is given to members of the Board) finding that, in the good faith opinion of the Board, the Executive engaged in conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail. For purposes of this Agreement, any purported termination not effected in accordance with this
Section 7.1 shall not be considered effective.

		7.2	Date of Termination.  "Date of Termination",
with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, after the date such Notice of Termination is given).

		7.3	Dispute Concerning Termination.  If within
fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute only if the basis for such notice is reasonable, such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

		7.4	Compensation During Dispute.  If a purported
termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 7.3 above, the Company shall continue to pay the Executive the full compensation
(including without limitation Annual Base Salary and Annual Bonus) in effect at the time of any related Potential Change in Control or when the notice giving rise to the dispute was given (whichever is greater) and continue the Executive as a participant in all compensation, incentive, pension and welfare benefit and insurance plans in which the Executive was participating at the time of any Potential Change in Control or when the notice giving rise to the dispute was given, whichever is greater, until the dispute is finally resolved in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement or any other plan, agreement or arrangement.

	8.	No Mitigation.  The Company agrees that, if the
Executive's employment is terminated during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to
Section 6 or Section 7.4. Further, the amount of any payment or benefit provided for in Section 6 (other than pursuant to Section 6.1.2) or Section
7.4 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, or offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

	9.	Successors; Binding Agreement.

		9.1 Successors. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

		9.2	Binding Agreement.  This Agreement shall inure
to the benefit of and be enforceable by this Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

	10.	Notices.  For the purpose of this Agreement, notices and
all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

			To the Company:
			The Peak Technologies Group, Inc.
			9200 Berger Road
			Columbia, Maryland  21046
			Attention:


			To the Executive:

	11.	Miscellaneous.  No provision of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflict of laws thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to and include any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The rights and obligations of the Company and the Executive under this Agreement shall survive the expiration of the Term and the Employment Period.

	12.	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	13.	Counterparts.  This Agreement may be executed in
several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	14.	No Limitation.  Nothing in this Agreement shall prevent
or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.




	IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


The Peak Technologies Group, Inc.


/s/ Nicholas R. H. Toms
--------------------------------
By:  Nicholas R. H. Toms
Chairman and Chief Executive Officer



/s/ Colin Wyatt
------------------------
Colin Wyatt







	SEVERANCE AGREEMENT II


		THIS SEVERANCE AGREEMENT, dated as of
December 13, 1996 (this "Agreement"), is made by and between The Peak Technologies Group, Inc., a Delaware corporation, having its principal offices at 9200 Berger Road, Columbia, Maryland 21046 (the
"Company"), and Seth Lee residing in the State of Maryland, (the
"Executive").

		WHEREAS, the Company considers it essential to the best interests of its shareholders to foster the continued employment of key executive management personnel; and

		WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined in Section
1.3 below) of the Company exists from time to time and that such possibility, and the uncertainty, instability and questions which it may raise for and among key executive management personnel, may result in the premature departure or significant distraction of such management personnel to the material detriment of the Company and its shareholders; and

		WHEREAS, the Board has determined that appropriate steps should be taken to reinforce, focus and encourage the continued attention and dedication of key members of the executive management of the Company and its subsidiaries, including (without limitation) the Executive, to their assigned duties without distraction in the face of potentially disturbing or unsettling circumstances arising from the possibility of a Change in Control of the Company;

		NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

	1.	Definitions.  For purposes of this Agreement, the
following terms shall have the meanings set forth below:

		1.1	"Annual Base Salary" shall mean the Executive's
rate of regular basic annual compensation prior to any reduction under a salary reduction agreement pursuant to section 401(k) or section 125 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and shall not include (without limitation) cost of living allowances, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

		1.2	"Cause" for termination by the Company of the
Executive's employment, after any Change in Control, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may reasonably be defined from time to time by the Board (or a duly designated and authorized committee thereof), or to abide by the reasonable written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by the Executive for Good Reason pursuant to Section 7.1) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or has not abided by any reasonable written policies, or
(ii) the continued and willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company or its subsidiaries. For purposes of this definition, any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Board, or the Company's chief executive officer or other duly authorized senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company and its subsidiaries. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice of any such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

		1.3	"Change in Control" shall mean and be deemed to
have occurred if:

			(i)  any Person is or becomes the Beneficial
Owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or there occurs any transaction which the Company is required to disclose pursuant to Item 1(a) of Form 8-K (as filed pursuant to Rule 13a-11 or Rule 15d-11 of the Exchange Act); or

			(ii)  during any period of twenty-four (24)
consecutive months (not including any period prior to September 1, 1995), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),(iii) or (iv) of this definition or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

			(iii) the shareholders of the Company approve a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were Beneficial Owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more then fifty-five percent (55%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation [in substantially the same proportions as their respective ownership], immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's securities; or

			(iv)  the shareholders of the Company approve
(a) the sale or disposition by the Company (other than to a subsidiary of the Company) of all or substantially all of the assets of the Company, or
(b) a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not include any event, circumstance or transaction which results from the action (excluding the Executive's employment activities with the Company or any of its subsidiaries) of any Person or group of Persons which includes, is directly affiliated with or is wholly or partly controlled by one or more executive officers of the Company and in which the Executive actively participates.

		1.4	"Company" shall mean The Peak Technologies
Group, Inc. and any successor to its business and/or assets which assumes (either expressly, by operation of law or otherwise) and/or agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 1.3 hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

		1.5	"Disability" shall mean and be deemed the reason
for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, (i) the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, (ii) the Company gives the Executive a Notice of Termination for Disability, and (iii) within thirty (30) days after such Notice of Termination is given, the Executive does not return to the full-time performance of the Executive's duties.

		1.6	"Good Reason" for termination by the Executive
of the Executive's employment in connection with or as a result of any Change in Control, shall mean the occurrence (without the Executive's prior express written consent) of any one of the following acts, or failures to act, unless, in the case of any act or failure to act described in clauses
(i), (iv), (v) or (vi) below, such act or failure to act is corrected by the Company prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

			(i) the assignment to the Executive of any duties or responsibilities inconsistent with those described in Section 3.2 below or with the Executive's position(s) (including without limitation status, offices, titles, and reporting responsibilities/rights) as an executive officer of the Company and its subsidiaries or a substantial adverse alteration of the Executive's position or title(s) with the Company or in the nature of the Executive's authority, duties, or responsibilities from those described in Section 3.2 below or otherwise;

			(ii) a reduction in the Executive's Annual Base Salary as in effect on the date of this Agreement or as the same may be increased at any time thereafter and from time to time;

			(iii) the relocation of the Company's principal executive offices, or the office where the Executive works, to a location more than thirty (30) miles from his or its location on the date of this Agreement, or, if different, more than thirty (30) miles from where such offices are located immediately prior to any Potential Change in Control, or the Company's requiring the Executive to be based anywhere, other than the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations as of the date of this Agreement;

			(iv) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

			(v) the failure by the Company or a subsidiary to continue in effect any pension benefit or incentive or deferred compensation plan in which the Executive participates immediately prior to any Potential Change in Control which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or arrangement) has been made with respect to such plan, or the failure by the Company or a subsidiary to continue the Executive's participation therein (or in such substitute or alternative plan or arrangement) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed at the time of the Potential Change in Control;

			(vi) the failure by the Company or a subsidiary to continue to provide the Executive with health and welfare benefits substantially similar to those enjoyed by the Executive under any of the Company's or a subsidiary's retirement, life insurance, medical, health and accident, or disability or similar plans in which the Executive was participating at the time of any Potential Change in Control, the taking of any action by the Company or a subsidiary which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Potential Change in Control, or the failure by the Company or a subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Company's or a subsidiary's normal vacation policy in effect at the time of the Potential Change in Control;

			(vii)  any purported termination of the
Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1.; and/or

			(viii) a termination by the Executive for any reason during the thirty (30) day period immediately following the first anniversary of any Change in Control.

		1.7	"Person" shall have the meaning ascribed thereto
in Section 3(a)(9) of the Exchange Act, as modified, applied and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries (in its capacity as such), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same character and proportions as their ownership of stock of the Company.


		1.8	"Potential Change in Control" shall mean and be
deemed to have occurred if:

			(i)  the Company commences negotiations in
respect of or enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

			(ii)  the Company or any Person publicly
announces an intention to take actions which, if consummated, would constitute a Change in Control; and/or

			(iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing [ten percent (10%)] or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by [five (5)] percentage points or more over the percentage so owned by such Person on May 1, 1996.

	2.	Term of this Agreement.  This Agreement shall
commence on the date hereof and shall continue in effect through December 31, 1999; provided, however, that commencing on January 1, 1999 and each alternate January 1 thereafter, the term of this Agreement shall automatically be extended for an additional two years unless, (i) not later than June 30 of the calendar year preceding any such January 1st, the Company or the Executive shall have given written notice to the other not to extend this Agreement or (ii) a Change in Control shall have occurred prior to any such January 1; provided, further, however, that if a Change in Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six (36) full months beyond the month in which such Change in Control occurred (the "Term").

	3.	Company's Covenants.

		3.1	Severance Payments.  In order to induce the
Executive to remain in the employ of the Company and/or one or more of its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 below, the Company agrees, under the terms and conditions described herein and in addition to the amounts payable to the Executive under Section 5 below, to pay the Executive the "Severance Payments" described in Section 6.1 below and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated during the Term and after a Change in Control under the circumstances set forth in Section 6.1 below.

		3.2	Position and Duties.  During the period
commencing on the date of any Change in Control until the earliest to occur of (i) the date which is thirty-six (36) months from the date of any such Change in Control, (ii) the date of termination by the Executive of the Executive's employment for any reason, or (iii) the termination by the Company of the Executive's employment for any reason (the
"Employment Period"), (a) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control, and (b) the Executive's services shall be performed at the location where the Executive was employed immediately preceding any such Potential Change in Control, or any office or location less than thirty (30) miles from such location.

		3.3	Base Salary.  During the Employment Period, the
Executive shall receive Annual Base Salary at least equal to twelve (12) times the highest monthly base salary paid or payable, including (without limitation) any base salary which has been earned but deferred, to the Executive by the Company and its affiliated companies in respect of any month in the twelve (12) month period immediately preceding the month in which any related Potential Change in Control occurs. In addition, Annual Base Salary shall not be reduced after the occurrence of a Potential Change in Control. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

		3.4	Annual Bonus.  In addition to Annual Base
Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's highest bonus for the last three (3) full fiscal years prior to the fiscal year in which the related Potential Change in Control occurs (annualized in the event that the Executive was not employed by the Company for the whole of any such prior fiscal year).
Each Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual
Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

		3.5	Incentive, Savings and Retirement Plans.  During
the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities
(measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.6	Welfare Benefit Plans.  During the Employment
Period, the Executive and/or the Executive's family, as the case may be, shall be entitled to participate in and shall receive all benefits under all of the health and welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, those provided generally at any time thereafter to other peer executives of the Company and its affiliated companies.

		3.7	Expenses.  During the Employment Period, the
Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related
Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.8	Fringe Benefits.  During the Employment Period,
the Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and, if applicable, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.9	Office and Support Staff.  During the
Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

		3.10	Vacation.  During the Employment Period, the
Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the one hundred eighty (180) day period immediately preceding any related Potential Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

	4.	The Executive's Covenants.

		4.1	Employment.  The Executive agrees that, subject
to the terms and conditions of this Agreement, in the event of a Change in Control during the Term the Executive will remain in the employ of the Company during any related Employment Period.

		4.2	Time and Attention.  During the Employment
Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities and duties assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities and duties. During the Employment Period it shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to any Potential Change in Control, the reinstatement or continued conduct of such activities (or the reinstatement or conduct of activities similar in nature and scope thereto) subsequent to any related Potential Change in Control shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

		4.3	Confidential Information.  The Executive shall
hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by direct or indirect acts by the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event, however, shall an asserted violation of the provisions of this Section 4.3 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

	5.	Compensation Other Than Severance Payments.

		5.1	Disability.  Following a Potential Change in
Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such disability period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such disability period, until the Executive's employment is terminated by the Company for Disability.

		5.2	Base Salary.  If the Executive's employment shall
be terminated for any reason following a Potential Change in Control and during the Term, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination (as defined below in Section 7.2) at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

		5.3	Benefits.  If the Executive's employment shall be
terminated for any reason following a Potential Change in Control and during the Term, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

	6.	Severance Payments.

		6.1	Severance.  The Company shall pay the
Executive the payments described in this Section 6.1 (the "Severance Payments") upon the termination of the Executive's employment with the Company following a Change in Control and during the Term, in addition to the payments and benefits described in Section 5 hereof, unless such termination is (i) by the Company for Cause, or (ii) by the Executive without Good Reason , or (iii) due to death or Disability. In addition, the Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason (a) if the Executive reasonably demonstrates that the Executive's employment was terminated prior to a Change in Control without Cause (1) at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control (or who has taken other steps reasonably calculated to effect a Change in Control) or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, (b) if the Executive terminates his employment for Good Reason prior to a Change in Control and the Executive reasonably demonstrates that the circumstance(s) or event(s) which constitute such Good Reason occurred
(1) at the request of such Person or (2) otherwise in connection with, as a result of or in anticipation of a Change in Control, or (c) the Executive dies or is terminated by the Company due to Disability, in each case, after the occurrence of a Potential Change in Control and a related Change in Control actually occurs within one (1) year after the Date of Termination or the date of death, as the case may be. The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.
The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

			6.1.1 In lieu of any further salary and annual bonus payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two (2) times the sum of (i) the highest Annual Base Salary paid or payable to the Executive during the thirty-six (36) month period immediately preceding the month in which the Change in Control occurs, and (ii) the highest annual bonus paid or determined and payable to the Executive during such thirty-six (36) month period.

			6.1.2 For a twenty-four (24) month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to any related Potential Change in Control or the receipt of the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control which reduction constitutes
Good Reason), whichever is greater. Benefits otherwise receivable by the Executive pursuant to this Section 6.1.2 shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

		6.2	Special Reimbursement.  In the event that the
Executive becomes entitled to the Severance Payments, if any payment or benefit paid or payable, or received or to be received, by or on behalf of the Executive in connection with a Change in Control or the termination of the Executive's employment, whether any such payments or benefits are pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any of its subsidiaries, any Person, or otherwise (the "Total Payments"), will or would be subject to the excise tax imposed under section 4999 of the Code (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up
Payment equal to the Excise Tax imposed upon the Total Payments.

			6.2.1  For purposes of determining whether any
of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel (delivered to the Executive) selected by the Company and reasonably acceptable to the Executive such Total
Payments (in whole or in part) (a) do not constitute parachute payments, including (without limitation) by reason of section 280G(b)(4)(A) of the Code, (b) such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, or (c) are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

  			6.2.2  In the event that the Excise Tax is
subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of any such subsequent liability for Excise Tax with respect to the Severance Payments.

		6.3	Date of Payment.  The payments provided for in
Section 6.1.1 and Section 6.2 hereof shall be made not later than the fifteenth (15th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is likely to be entitled to and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section 6.3, the Company shall provide the Executive with a detailed written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

		6.4	Legal Costs.  The Company shall also reimburse
the Executive for all legal fees and expenses incurred in good faith by the Executive as a result of any dispute with any party (including, but not limited to, the Company and/or any affiliate of the Company) regarding the payment of any benefit provided for in this Agreement (including, but not limited, all such fees and expenses incurred in disputing any termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied by such evidence of fees and expenses incurred as the Company reasonably may require.

	7.	Termination Procedures and Compensation During
Dispute.

		7.1	Notice of Termination.  After a Change in
Control and during the Term, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (which meeting may be a regular meeting of the Board where prior notice of consideration of such termination is given to members of the Board) finding that, in the good faith opinion of the Board, the Executive engaged in conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail. For purposes of this Agreement, any purported termination not effected in accordance with this
Section 7.1 shall not be considered effective.

		7.2	Date of Termination.  "Date of Termination",
with respect to any purported termination of the Executive's employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, after the date such Notice of Termination is given).

		7.3	Dispute Concerning Termination.  If within
fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute only if the basis for such notice is reasonable, such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

		7.4	Compensation During Dispute.  If a purported
termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 7.3 above, the Company shall continue to pay the Executive the full compensation
(including without limitation Annual Base Salary and Annual Bonus) in effect at the time of any related Potential Change in Control or when the notice giving rise to the dispute was given (whichever is greater) and continue the Executive as a participant in all compensation, incentive, pension and welfare benefit and insurance plans in which the Executive was participating at the time of any Potential Change in Control or when the notice giving rise to the dispute was given, whichever is greater, until the dispute is finally resolved in accordance with Section 7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement or any other plan, agreement or arrangement.

	8.	No Mitigation.  The Company agrees that, if the
Executive's employment is terminated during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to
Section 6 or Section 7.4. Further, the amount of any payment or benefit provided for in Section 6 (other than pursuant to Section 6.1.2) or Section
7.4 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, or offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

	9.	Successors; Binding Agreement.

		9.1 Successors. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

		9.2	Binding Agreement.  This Agreement shall inure
to the benefit of and be enforceable by this Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

	10.	Notices.  For the purpose of this Agreement, notices and
all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

			To the Company:
			The Peak Technologies Group, Inc.
			9200 Berger Road
			Columbia, Maryland  21046
			Attention:  Edward A. Stevens


			To the Executive: Michael Fluharty

	11.	Miscellaneous.  No provision of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflict of laws thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to and include any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The rights and obligations of the Company and the Executive under this Agreement shall survive the expiration of the Term and the Employment Period.

	12.	Validity.  The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

	13.	Counterparts.  This Agreement may be executed in
several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

	14.	No Limitation.  Nothing in this Agreement shall prevent
or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.




	IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


The Peak Technologies Group, Inc.

/s/  Nicholas R. H. Toms
--------------------------------
By:  Nicholas R. H. Toms
Chairman and Chief Executive Officer



/s/ Seth Lee
----------------
Seth Lee